UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2010

CHARLESTON BASICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-145211	20-4748555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 John Stevens Way, Hoquiam, WA	98550
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (360) 538-1480

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)
On January 18, 2010, the Audit Committee of the Board of Directors of the Charleston Basics, Inc. (which under Delaware law is known as Paneltech International Holdings, Inc.) (the “Registrant”) approved changing the Registrant’s independent registered public accounting firm from Li & Company, PC (“Li & Company”) to Marcum LLP (“Marcum”).  The dismissal of Li & Company, as approved by the Audit Committee of the Registrant’s Board of Directors on January 18, 2010, was effective immediately.

Li & Company had been engaged as the Registrant’s independent registered public accounting firm since July 22, 2009 and had performed review procedures in connection with the Registrant’s unaudited financial statements included in the Registrant’s reports on Form 10-Q for the quarterly periods ended June 30, 2009 and September 30, 2009, but never audited any of the Registrant’s financial statements.

During the Registrant’s two most recent fiscal years and the interim period from July 22, 2009 through and including January 18, 2010, (i) there were no disagreements between the Registrant and Li & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Li & Company would have caused Li & Company to make reference to the matter in its reports on the Registrant's financial statements; and  (ii) there were no reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K.

On January 18, 2010, the Registrant provided Li & Company with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Li & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated January 20, 2010, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

(b)

On January 18, 2010, the Registrant engaged Marcum as its independent registered public accounting firm for the Registrant’s fiscal year ended December 31, 2009. The change in the Registrant’s independent registered public accounting firm was approved by the Audit Committee of the Registrant’s Board of Directors on January 18, 2010.

During the years ended March 31, 2009 and 2008 and the subsequent interim period between March 31, 2009 and the appointment of Marcum, the Registrant did not consult with Marcum regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K.

Exhibit No.	Description

16.1	Letter of Li & Company, PC to the Commission, dated as of January 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARLESTON BASICS, INC.

Date: January 21, 2010	By:	/s/ Scott Olmstead
Scott Olmstead
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Li & Company, PC to the Commission, dated as of January 20, 2010.